                               POWER OF ATTORNEY


         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jonathan I. Mayblum and Martin J. Sumner, signing singly, the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, in connection with the undersigned's investment in Starrett Corporation (the "Company") any and all amendments to the statement on
                  Schedule 13D with respect to shares of common stock of the Company, and other documents in connection therewith;

         (2) execute for and on behalf of the undersigned, Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

         (3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such amendment to the Statement on Schedule 13D or any such Form 3, 4, or 5 and timely file such form with the United States Securities and Exchange Commission and the American Stock Exchange; and

         (4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Securities Exchange Act of 1934.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file amendments to Schedule 13D and Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.



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         IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed as of this 27th day of October, 1997.



                                       STARTT ACQUISITION, INC.

                                       By:   /s/ Jonathan I. Mayblum
                                             ---------------------------------
                                             Name:   Jonathan I. Mayblum
                                             Title:  President


                                       STARTT ACQUISITION, LLC


                                       By:   /s/ Jonathan I. Mayblum
                                             ---------------------------------
                                             Name:   Jonathan I. Mayblum
                                             Title:  President


                                       LR STARTT, LLC


                                       By:   /s/ Jonathan I. Mayblum
                                             ---------------------------------
                                             Name:   Jonathan I. Mayblum
                                             Title:  Authorized Signatory


                                             /s/ Richard G. Ruben
                                             ---------------------------------
                                             Richard G. Ruben


                                       AV STARTT, LLC


                                       By:   /s/ Andrew Penson
                                             ---------------------------------
                                             Name:   Andrew Penson
                                             Title:  Authorized Signatory


                                             /s/ Andrew Penson
                                             ---------------------------------
                                                Andrew Penson




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                                       AM STARTT, LLC


                                       By:   /s/ Marc Lasry
                                             ---------------------------------
                                             Name:   Marc Lasry
                                             Title:  Authorized Signatory


                                             /s/ Marc Lasry
                                             ---------------------------------
                                             Marc Lasry